UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 12, 2007

Answers Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

237 West 35 th Street, Suite 1101

New York, New York 10001

(Address of Principal Executive Offices)

(646) 502-4777

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

 Effective as of November 12, 2007, Answers Corporation, a Delaware corporation (the “Company”), entered into a second amendment (the “Second Amendment”) to its Purchase Agreement, dated as of July 13, 2007 (the “Agreement”), with Lexico Publishing Group, LLC, a California limited liability company (“Lexico”), Brian Kariger, as trustee of the Brian Patrick Kariger Charitable Remainder Unitrust Trust dated April 9, 2007, Brian Kariger, as trustee of the Brian Patrick Kariger Revocable Trust dated February 9, 2007, Daniel Fierro (collectively, the “Sellers”) and Brian Kariger, as the Sellers’ representative , pursuant to which the Company will acquire all of Lexico’s outstanding limited liability interests. Capitalized terms referenced in this current report on Form 8-K shall have the meanings ascribed to such terms in the Agreement, unless stated otherwise.

The Second Amendment introduced the following two changes to the Agreement:

1.               The Agreement had provided both the Company and the Sellers the right to terminate the Agreement if the Closing shall not have occurred by a date being 180 days from the initial filing date of the registration statement in respect of the Offering by the Company with the SEC (the “Original Termination Period”) or such other date that the Company and the Sellers Representative may agree upon in writing. The Second Amendment changed the Original Termination Period from 180 days to 228 days from the initial filing date of the registration statement in respect of the Offering by the Purchaser with the SEC, thus extending such period by 48 days.

2.               The Second Amendment increased from $400,000 to $500,000 the amount the Company shall reimburse Sellers for direct out-of-pocket expenses for counsel and accountants that the Sellers have incurred in connection with the preparation, negotiation, execution and delivery of this Agreement, upon termination of the Agreement, in the event that Closing does not occur due to failure by the Company to raise the cash necessary to pay Sellers the Purchase Price through the Offering.

A copy of the Second Amendment is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 9.01   Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment to the Purchase Agreement, dated as of November 12, 2007, between Answers Corporation and Brian Kariger, as Sellers Representative.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION

By:	/s/ Caleb A. Chill
Caleb A. Chill, Esq.
General Counsel

Dated: November 16, 2007